UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-k

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2018

INTERLINK ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37659	77-0056625
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

31248 Oak Crest Drive, Suite 110
Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

 (805) 484-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

One June 22, 2018, Interlink Electronics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Leonard Hagan, pursuant to which the Company agreed to repurchase from Mr. Hagan and his affiliates an aggregate of 867,681 shares of the Company’s common stock, par value $0.001, at a purchase price of $3.00 per share for an aggregate purchase price of $2,603,043. The Agreement contains certain customary representations and warranties.  The Company and Mr. Hagan consummated the securities repurchase transaction on June 28, 2018.  Immediately following the repurchase of all of these shares, the Company had 6,478,797 shares of common stock issued and outstanding.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement. A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 26, 2018, the Company held its 2018 annual meeting of stockholders in Westlake Village, California.  At the annual meeting, there were 7,346,478 shares entitled to vote, and 7,137,552 shares (97.16%) were represented at the meeting in person or by proxy.

At the annual meeting, Steven Bronson, Mark Bailey, Angela Blatteis and Frank Levinson were elected directors by a plurality of the votes.  Also at the annual meeting, our stockholders voted for approval of the compensation of our executive officers, and voted to ratify the selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The following summarizes vote results for those matters submitted to our stockholders for action at the annual meeting:

1.Proposal to elect Steven Bronson, Mark Bailey, Angela Blatteis and Frank Levinson as directors to hold office until the 2019 annual meeting or until their successors are elected and qualified.

Name	For	Withhold	Broker Non-Votes
Steven Bronson	6,288,466	3,860	845,226
Mark Bailey	6,287,316	5,010	845,226
Angela Blatteis	6,287,399	4,927	845,226
Frank Levinson	6,288,466	3,860	845,226

2.Proposal to approve, through an advisory vote, the compensation of our executive officers.

For	Against	Abstain	Broker Non-Votes
6,266,423	10,093	15,810	845,226

3.Proposal to ratify the selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
7,129,007	7,395	1,150	0

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

10.1Securities Purchase Agreement, dated June 22, 2018, between the Registrant and Leonard Hagan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2018	INTERLINK ELECTRONICS, INC.

	By:	/s/ David S. Burnett
David S. Burnett
Chief Financial Officer